KEMPER
VALUE+GROWTH FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED MAY 31, 1997

Seeking growth of capital through professional management of a portfolio of growth and value stocks.

                    " . . .    We've looked for individual
                    stocks that offer multinational exposure but are selling at what we believe are attractive values. . . ."

                                                           [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Industry Sectors
9
Largest Holdings
10
Portfolio of Investments
13
Financial Statements
15
Notes to Financial Statements
19
Financial Highlights

AT A GLANCE
-------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND
TOTAL RETURNS
-------------------------------------------------------------------------------

FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1997
(UNADJUSTED FOR ANY SALES CHARGE):

                                     [BAR GRAPH]

-------------------------------------------------------------------------------

CLASS A                                         8.27%
CLASS B                                         7.85%
CLASS C                                         7.68%
LIPPER GROWTH & INCOME FUNDS
 CATEGORY AVERAGE*                             10.12%

-------------------------------------------------------------------------------
Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

-------------------------------------------------------------------------------
 NET ASSET VALUE
-------------------------------------------------------------------------------
                                 AS OF     AS OF
                                5/31/97   11/30/96
-------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND
CLASS A                         $13.10     $12.95
-------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND
CLASS B                         $12.92     $12.83
-------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND
CLASS C                         $12.91     $12.84
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
KEMPER VALUE+GROWTH FUND
LIPPER RANKINGS*
-------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH AND INCOME FUNDS CATEGORY

                   CLASS A       CLASS B       CLASS C
-------------------------------------------------------------------------------
  1-YEAR           #305 OF       #362 OF       #369 OF
                  551 FUNDS     551 FUNDS     551 FUNDS
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DIVIDEND REVIEW
-------------------------------------------------------------------------------

During the period, the Kemper Value+Growth Fund made the following distributions:

                       CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------
SHORT-TERM
CAPITAL GAIN            $0.73     $0.73     $0.73
-------------------------------------------------------------------------------
LONG-TERM
CAPITAL GAIN            $0.10     $0.10     $0.10
-------------------------------------------------------------------------------

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

TERMS TO KNOW

KEMPER FUND'S STYLE

                                   MORNINGSTAR EQUITY STYLE BOX

STYLE                              Source: Morningstar, Inc., Chicago, IL (312)
 VALUE    BLEND  GROWTH    SIZE   696-6000. (Morningstar Style Box is based on a
                                  portfolio date as of May 31, 1997.) The Equity
  /  /    /X /    /  / LARGE      Style Box placement is based on a fund's
                                  price-to-earnings and price-to-book ratio
                                  relative to the S&P 500, as well as the size
                                  of the companies in which it invests, or
  /  /   /  /    /  /  MEDIUM     median market capitalization.

                                  Please note that style boxes do not represent
                                  an exact assessment of risk and do not
 /  /   /  /    /  /   SMALL      represent future performance. Please consult
                                  the prospectus for a description of investment policies.

FUNDAMENTAL RESEARCH This research includes analysis of the balance sheets and income statements of companies used to forecast their future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in helping predict future trends in these indicators and of a company's success or failure. By appraising a firm's prospects, this analysis may be used to help assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

GROWTH STOCK The stock of a company whose earnings growth has consistently exceeded the growth rate of the overall market and whose growth is expected to continue or accelerate.

INDEX An unmanaged group of securities that is considered representative of the stock or bond markets. An index does not take into account any fees or expenses related to the individual securities that it tracks. However, for performance comparisons, the index is adjusted to reflect reinvestment of dividends of the securities in the index.

VALUE STOCK The stock of a company that is out of favor with investors because the market does not expect it to experience earnings growth or an improving price.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The consistently good news on the domestic economy and the recent agreement between the White House and Republican leaders in Congress to balance the federal budget has provided the basis for strong stock and bond markets. This progress on balancing the budget, an initiative that the bond market was anticipating resolution of more than one year ago, has very positive long term implications for financial markets.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget has been discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Having declined to raise rates in May, the Fed may still act again at a later date. However, this action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent annualized growth in the first quarter of the year. A slower economy would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about and much to be encouraged by. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 to 3 percent rate of growth in gross domestic product
(GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 to
3.0 percent rate.

     Leadership in the stock market has been quite narrow and concentrated in the first half of 1997 in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that valuations of smaller capitalization stocks are compelling and the market is broadening.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

ECONOMIC OVERVIEW

-------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                                NOW (6/30/97)    6 MONTHS AGO      1 YEAR AGO       2 YEARS AGO
10-YEAR TREASURY RATE(1)             6.49            6.58             6.87             6.28
PRIME RATE(2)                        8.5             8.25             8.25             8.8
INFLATION RATE(3)                    2.3             3.04             2.95             2.76
THE U.S. DOLLAR(4)                   5.52            4.59             8.35            -7.04
CAPITAL GOODS ORDERS(5)*             8.17            2.23             2.44             8.24
INDUSTRIAL PRODUCTION(5)             3.84            4.84             3.38             2.36
EMPLOYMENT GROWTH(6)                 2.12            2.41             2.18             2.46

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of May 31, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested without help. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

     With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

July 11, 1997

PERFORMANCE UPDATE

[BUKOWSKI PHOTO]

DANIEL J. BUKOWSKI IS A SENIOR VICE PRESIDENT AND DIRECTOR OF QUANTITATIVE RESEARCH FOR ZURICH KEMPER INVESTMENTS, INC. (ZKI). BUKOWSKI ALSO CO-MANAGES KEMPER VALUE+GROWTH FUND. HE HAS MORE THAN 10 YEARS OF EXPERIENCE IN THE CAPITAL MARKETS AND HOLDS A BACHELOR'S DEGREE AND AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[KNAPP PHOTO]

WILLIAM KNAPP JOINED ZKI IN 1992 AS A QUANTITATIVE ANALYST. KNAPP IS NOW A CO-MANAGER OF KEMPER VALUE+GROWTH FUND. HE RECEIVED HIS B.S. AND GRADUATED MAGNA CUM LAUDE AT DRAKE UNIVERSITY AND RECEIVED HIS M.S. AT THE UNIVERSITY OF WISCONSIN-MADISON. HE ALSO EARNED HIS PH.D. AT THE UNIVERSITY OF
WISCONSIN-MADISON WITH AN EMPHASIS IN INDUSTRIAL ORGANIZATION AND FINANCE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


OVER THE LAST SIX MONTHS, THE FUND MODESTLY UNDERPERFORMED ITS GROWTH AND INCOME FUND PEER GROUP IN A MARKET LED BY LARGE, HIGH-PRICED GROWTH STOCKS.


Q    COULD YOU PROVIDE A RECAP OF THE FUND'S PERFORMANCE OVER THE LAST SIX
MONTHS?


A    Certainly. For the six-month period ended May 31, 1997, the fund's total return was 8.27% for Class A shares unadjusted for sales charge. For comparison, the average growth and income fund was up 10.12%, as measured by the Lipper growth and income funds category average. The market in general gained 12.05% as measured by the Russell 1000 Index. Over the period, the largest companies tended to be the best performers, a fact reflected in the Russell 1000 Index's returns. Because the Index is market-cap weighted -- meaning that the performance of larger companies counts more than that of smaller companies -- it outgained most growth and income funds, including ours.


Q    WHY HAVE BIG COMPANY GROWTH STOCKS TENDED TO OUTPERFORM?

A    There have been a couple of reasons. First, earnings of blue chip companies have remained strong, and in fact have often surprised on the upside. Second, and more importantly, the moderate rise in interest rates over the last several months has prompted investors to wonder whether the stock market rally can sustain its torrid pace. During times of uncertainty, the stocks of large companies tend to outperform small company stocks because they are considered more reliable performers should the economy slow or earnings growth diminish.


Q    THE FUND'S RETURN SLIGHTLY LAGGED ITS PEER GROUP FOR THE PERIOD. DID
SOMETHING SPECIFIC IMPEDE ITS PERFORMANCE?


A    We haven't been able to outpace our peer group during the first part of the year primarily because our style of investing -- "growth at the right price" -- has been out of favor. An apt description of the current trend might be "growth at ANY price."

  Investors have been focusing on a very concentrated group of stocks: large, multinational companies with strong brands such as Coke, Procter & Gamble, and McDonald's. And people seem willing to pay any amount to own these stocks. This demand stems largely from investors looking to capitalize on the improving economic environment overseas. To gain exposure to foreign markets, they're choosing a few big, established, domestic companies with which they're comfortable. The result has been powerful price gains on a few selected stocks.

  To us, this trend is reminiscent of the so-called "Nifty 50" stocks of the early 70s. Those were also big, consumer-product companies with strong brand names that people thought would just keep growing unabated. Like today's favored companies, "Nifty 50" stocks sold at exorbitant multiples. Of course, in the ensuing bear market of 1973-74, the

PERFORMANCE UPDATE

highest flying stocks suffered the steepest declines.

  For our part, we believe these stocks are just too expensive and we see far more downside than upside to them at this point. But investors have continued to bid them up regardless. It's been somewhat frustrating for us, because we can own solid stocks with good valuations and still trail the broad market averages.


Q    DO YOU THINK THIS "GROWTH AT ANY PRICE" TREND WILL CONTINUE FOR VERY LONG?


A    Actually, the advance has started to broaden of late. Smaller company stocks have started to come around, and technology stocks led the market in May. Historically, the market has tended to recognize value, so we plan to stay disciplined and stick to our guns. The worst thing we could do is to change our approach and buy "Nifty 50"-type stocks at the top and then get whipsawed.


Q    WHAT STRATEGIES HAVE YOU USED TO MANAGE THE FUND IN THIS MARKET?


A    Our strategy has always been one of "bottom-up" stock picking rather than trying to predict broad market moves. So we looked for individual stocks that offered multinational exposure but were selling at what we believed were attractive values.

  On the value side of the portfolio such stocks include tobacco firms, which have been volatile but have done well recently on news of a compromise agreement with federal health officials. Our position in financial companies -- banks, insurance companies and brokerages -- has continued to perform well, in particular regional banks which have been in the midst of acquisitions and mergers. The value portion of the portfolio is also slightly overweighted in basic industries like chemicals, paper, steel, and commodities excluding oil. That reflects our expectation for solid economic growth.

  On the growth side of the portfolio, we remain heavily committed to technology stocks. Although they had a very difficult first quarter in 1997, many of them boast growth rates three or four times that of the market as a whole. So we've stuck with them and, for the most part, we were rewarded for our patience when they rebounded in May.

  We bought a few hard-disk drive manufacturers. There is still a lot of strength in personal computers, and while the growth rates of disk-drive manufacturers have abated somewhat as they've matured and competition has become stronger, their growth rates are still attractive based on the fundamentals.


Q    ANY STRATEGIES THAT DIDN'T WORK OUT AS WELL AS YOU'D HOPED?


A    We would have liked to have committed more to the big consumer non-durable companies, but they've just been too expensive for our taste. We misjudged the market's appetite for them, but trying to capture what the market likes isn't our game. We believe in growth at the right price, and prices on the select stocks that have driven the Dow and the Standard & Poor's 500 Stock Index (S&P
500) to all-time highs suggest to us that there is currently more risk than return potential in those companies.


Q    HOW IS THE PORTFOLIO SPLIT BETWEEN VALUE AND GROWTH?


A    We are maintaining about a 60% position in growth. The economy overall continues to grow at a moderate pace and interest rates are fairly stable. Growth stocks tend to perform better in such an environment, because they don't necessarily need a vibrant economy to sustain earnings growth. In fact, during the last two years people have been saying that earnings for growth companies have to level off, but the date it's supposed to happen keeps getting pushed out. Until we see signs of an accelerating economy or a threat of significantly higher interest rates, we'll likely maintain our bias towards growth stocks.

PERFORMANCE UPDATE


Q    WHAT'S YOUR OUTLOOK FOR THE NEXT SEVERAL MONTHS?


A    Overall, the outlook for stocks in general appears good. The most important factors remain positive: solid but not raging economic growth, subdued inflation, and a relatively benign global climate for interest rates.

  This combination of factors has led to dynamic growth for a select group of companies. But at some point, we believe people are going to look for more upside potential for their investment dollar. Once that happens, we may see more volatility in the market averages, but improved performance from the better-valued stocks that we seek to emphasize. Regardless, we'll continue to apply our "growth at the right price" philosophy, and maintain broad diversification to help reduce downside risk.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on May 31, 1997, and November 30, 1996.

                       [SIX-MONTH COMPARISON BAR GRAPH]



                        KEMPER VALUE+GROWTH FUND                KEMPER VALUE+GROWTH FUND
                               ON 5/31/97                              ON 11/30/96

TECHNOLOGY                        23.2%                                  18.3%

CONSUMBER NON-DURABLES            21.8%                                  27.0%

FINANCE                           19.5%                                  20.4%

HEALTH CARE                       13.7%                                  11.1%

CAPITAL GOODS                      6.4%                                   5.2%

BASIC INDUSTRIES                   6.0%                                   3.1%

ENERGY                             5.3%                                   5.8%

CONSUMER DURABLES                  2.1%                                   4.0%

UTILITIES                          2.0%                                   3.9%

TRANSPORTATION                     0.0%                                   1.2%


A COMPARISON WITH THE RUSSELL 1000 INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of the Kemper Value+Growth Fund represented on May 31, 1997, compared to the industry sectors that make up the fund's benchmark, the Russell 1000 Index.

                        [RUSSELL COMPARISON BAR GRAPH]



                        KEMPER VALUE+GROWTH FUND                RUSSELL 1000 INDEX
                               ON 5/31/97                           ON 05/31/97
TECHNOLOGY                        23.2%                                  14.4%

CONSUMBER NON-DURABLES            21.8%                                  21.4%

FINANCE                           19.5%                                  17.1%

HEALTH CARE                       13.7%                                  11.1%

CAPITAL GOODS                      6.4%                                   9.3%

BASIC INDUSTRIES                   6.0%                                   5.2%

ENERGY                             5.3%                                   8.0%

CONSUMER DURABLES                  2.1%                                   2.7%

UTILITIES                          2.0%                                   9.3%

TRANSPORTATION                     0.0%                                   1.5%

* The Russell 1000 Index is an unmanaged index comprised of 1000 of the largest capitalized U.S. companies whose common stocks trade in the U.S. on the New York Stock Exchange, American Stock Exchange and NASDAQ. This large-cap, market-oriented index is highly correlated with the S&P 500 Stock Index.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*

Representing 22.4% of the fund's total net assets on May 31, 1997

-------------------------------------------------------------------------------------------------------
              HOLDINGS                                                                          PERCENT
-------------------------------------------------------------------------------------------------------
1.           PHILIP MORRIS                Largest cigarette maker in the U.S., and through its     3.8%
                                          Miller Brewing subsidiary, also the country's
                                          second-largest brewer. This company is also a major
                                          branded food producer through its Kraft Foods
                                          subsidiary.
-------------------------------------------------------------------------------------------------------

2.           GENERAL ELECTRIC             A broadly diversified company with major businesses      2.7%
                                          in power generators, appliances, lighting, plastics,
                                          medical systems, aircraft engines, financial services
                                          and broadcasting.
-------------------------------------------------------------------------------------------------------

3.           INTEL                        Engaged in the design, development, manufacture and      2.6%
                                          sale of advanced microcomputer components, such as
                                          integrated circuits and other related products.
-------------------------------------------------------------------------------------------------------

4.           FEDERAL NATIONAL MORTGAGE    Often referred to as "Fannie Mae," this is a private     2.5%
             ASSOCIATION                  corporation federally chartered to provide financial
                                          products and services that increase the availability
                                          and affordability of housing to low, moderate and
                                          middle-income Americans.
-------------------------------------------------------------------------------------------------------

5.           UST                          Manufactures and sells moist snuff, wine and other       2.4%
                                          products.
-------------------------------------------------------------------------------------------------------

6.           COMPAQ                       Designs, develops, manufactures and markets personal     2.2%
             COMPUTER                     computers for business and professional users.
-------------------------------------------------------------------------------------------------------

7.           CISCO SYSTEMS                The largest, most comprehensive supplier of routing      2.1%
                                          software and related systems that direct the flow of
                                          data between local area networks, this company is a
                                          play on the explosive growth of the Internet.
-------------------------------------------------------------------------------------------------------

8.           NATIONSBANK                  Provides financial services such as checking and         1.5%
                                          savings accounts, loans, investment management,
                                          brokerage, trading, corporate finance and insurance
                                          services.
-------------------------------------------------------------------------------------------------------

9.           AMGEN                        A global biotechnology company that discovers,           1.3%
                                          develops, manufactures and markets human therapeutics
                                          based on advanced cellular and molecular biology.
-------------------------------------------------------------------------------------------------------

10.          FEDERAL HOME LOAN MORTGAGE   Often referred to as "Freddie Mac," this corporation     1.3%
             CORP.                        provides for the transfer of capital between mortgage
                                          lenders and mortgage security investors, enabling
                                          mortgage lenders to provide a continuous flow of
                                          funds to borrowers.
-------------------------------------------------------------------------------------------------------

* The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER VALUE+GROWTH FUND

PORTFOLIO OF INVESTMENTS AT MAY 31, 1997
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS                                                                         NUMBER OF SHARES     VALUE
---------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--5.7%                    AMP, Inc.                                              14,800   $   609
                                          Champion International Corp.                            5,400       267
                                          Dow Chemical Co.                                        6,000       500
                                          Eastman Chemical Co.                                    6,000       357
                                          Georgia-Pacific Corp.                                   4,800       424
                                          Louisiana-Pacific Corp.                                16,500       322
                                          Nucor Corp.                                             6,000       354
                                          Sonoco Products Co.                                    13,000       379
                                          Union Camp Corp.                                        7,000       368
                                          ---------------------------------------------------------------------------
                                                                                                            3,580
---------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--6.2%                       Emerson Electric Co.                                    6,400       346
                                          General Electric Co.                                   27,400     1,654
                                          B.F. Goodrich Co.                                       9,500       408
                                          Raytheon Co.                                            9,300       444
                                       (a)United Waste Systems                                    6,900       265
                                       (a)U.S. Filter Corp.                                      12,200       384
                                       (a)USA Waste Services                                     10,000       362
                                          ---------------------------------------------------------------------------
                                                                                                            3,863
---------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--12.3%              (a)AutoZone                                               15,000       351
                                       (a)Boston Chicken                                         18,400       331
                                          Brunswick Corp.                                        18,600       567
                                          Carnival Corp.                                         18,800       714
                                       (a)Consolidated Stores Corp.                              12,400       474
                                          Deluxe Corp.                                            7,300       237
                                          Walt Disney Co.                                         7,800       639
                                       (a)Harrah's Entertainment                                 10,000       186
                                          Heilig-Meyers                                          31,000       511
                                       (a)Tommy Hilfiger Corp.                                   17,300       770
                                          Home Depot                                             10,000       630
                                          May Department Stores Co.                               5,000       236
                                          NIKE                                                   13,200       752
                                          J.C. Penney Co.                                         7,300       376
                                          Philips N.V., ADR                                       4,900       274
                                          Sears, Roebuck & Co.                                    8,000       393
                                          V.F. Corp.                                              3,000       234
                                          ---------------------------------------------------------------------------
                                                                                                            7,675
---------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--2.1%                   Ford Motor Co.                                         15,200       570
                                       (a)Lear Corp.                                              5,300       203
                                          Leggett & Platt Inc.                                    7,000       264
                                          Magna International Inc., "A"                           4,500       242
                                          ---------------------------------------------------------------------------
                                                                                                            1,279
----------------------------------------------------------------------------- ---------------------------------------
CONSUMER STAPLES--8.7%                    American Greetings Corp.                               19,300       661
                                          Newell Co.                                              9,000       344
                                          Philip Morris Cos.                                     53,900     2,372
                                          RJR Nabisco Holdings Corp.                              8,000       259
                                          UST, Inc.                                              52,700     1,502
                                          Unilever N.V., ADR                                      1,500       291
                                          ---------------------------------------------------------------------------
                                                                                                            5,429

PORTFOLIO OF INVESTMENTS

---------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF SHARES  VALUE
---------------------------------------------------------------------------------------------------------------------

ENERGY--5.2%                             AMOCO Corp.                                              8,300   $   742
                                         Atlantic Richfield Co.                                   4,500       655
                                         Chevron Corp.                                            7,000       490
                                         Columbia Gas System                                      4,400       283
                                         Exxon Corp.                                             10,000       592
                                         Kerr-McGee Corp.                                         4,000       259
                                         Royal Dutch Petroleum                                    1,000       195
                                         ----------------------------------------------------------------------------
                                                                                                            3,216
---------------------------------------------------------------------------------------------------------------------
FINANCE--18.8%                           ADVANTA Corp.                                            3,000        83
                                         H.F. Ahmanson & Co.                                      6,600       269
                                         American General Corp.                                   6,500       288
                                         American International Group, Inc.                       3,500       474
                                         Banc One Corp.                                           8,200       355
                                         BankAmerica Corp.                                        2,600       304
                                         Bankers Trust New York Corp.                             3,000       254
                                         Barnett Banks                                            4,600       242
                                         Bear Stearns Cos.                                       13,000       422
                                         Chase Manhattan Corp.                                    3,000       283
                                         A.G. Edwards & Sons                                      6,000       223
                                         Federal Home Loan Mortgage Corp.                        25,000       825
                                         Federal National Mortgage Association                   35,700     1,557
                                         First Chicago NBD Corp.                                  6,000       355
                                         First Union Corp.                                        2,100       180
                                         Fleet Financial Group, Inc.                              2,300       140
                                         General Re Corp.                                         3,000       526
                                         ITT Hartford Group                                       2,500       195
                                         Jefferson-Pilot Corp.                                    9,900       630
                                         KeyCorp                                                  3,400       185
                                         MGIC Investment Corp.                                    8,400       748
                                         Meditrust                                               12,000       443
                                         Merrill Lynch & Co.                                      3,700       392
                                         NationsBank                                             15,510       913
                                         Norwest Corp.                                            4,000       214
                                         Post Properties                                          8,500       338
                                         Republic NY Corp.                                        2,000       200
                                         Signet Banking Corp.                                     6,300       207
                                         Torchmark Corp.                                          3,500       230
                                         Wells Fargo & Co.                                        1,000       264
                                         ----------------------------------------------------------------------------
                                                                                                           11,739
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE--13.2%                       Abbott Laboratories                                      6,400       403
                                         American Home Products Corp.                            10,000       762
                                         Amgen Inc.                                              12,400       829
                                         Astra AB, ADR                                           40,000       655
                                         C.R. Bard                                               15,500       496
                                         Becton Dickinson & Co.                                   4,000       197
                                      (a)Biogen                                                  22,700       753
                                         Bristol-Myers Squibb Co.                                 5,900       433
                                         Glaxo Wellcome, ADR                                      9,000       362
                                      (a)HealthCare COMPARE Corp.                                11,300       558
                                         Mallinckrodt Group                                       8,000       299
                                         Medtronic, Inc.                                          9,600       710
                                         Merck & Co.                                              7,700       692
                                         Novartis, ADR                                            9,700       662
                                         United Healthcare Corp.                                  7,000       396
                                         ----------------------------------------------------------------------------
                                                                                                            8,207

PORTFOLIO OF INVESTMENTS

---------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF SHARES  VALUE
---------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--22.4%                     (a)Applied Materials, Inc.                                 10,000   $   652
                                      (a)Ascend Communications, Inc.                              5,500       307
                                      (a)Atmel Corp.                                             21,000       604
                                      (a)Cabletron Systems                                        8,000       352
                                      (a)Ceridian Corp.                                          12,000       441
                                      (a)Cisco Systems                                           19,600     1,328
                                      (a)Compaq Computer Corp.                                   12,700     1,375
                                         Computer Associates International                        6,000       328
                                      (a)Gateway 2000                                             5,800       385
                                         Hewlett-Packard Co.                                      9,900       510
                                         Intel Corp.                                             10,600     1,606
                                         International Business Machines Corp.                    5,000       432
                                      (a)Microchip Technology                                    18,000       639
                                      (a)Novellus Systems                                         8,100       663
                                      (a)Parametric Technology Corp.                             11,400       512
                                         Pitney Bowes                                             7,000       492
                                      (a)Quantum Corp.                                           12,200       474
                                      (a)Seagate Technology                                       4,500       183
                                      (a)Sun Microsystems                                        14,900       481
                                      (a)3Com Corp.                                              14,500       703
                                      (a)U.S. Robotics                                            6,000       504
                                      (a)Western Digital Corp.                                    8,900       482
                                         Xerox Corp.                                              7,000       474
                                         ----------------------------------------------------------------------------
                                                                                                           13,927
---------------------------------------------------------------------------------------------------------------------
UTILITIES--1.9%                          AT&T                                                     9,000       332
                                         GTE Corp.                                               12,000       530
                                         Southern Co.                                            16,500       351
                                         ----------------------------------------------------------------------------
                                                                                                            1,213
                                         ----------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--96.5%
                                         (Cost: $51,666)                                                   60,128
                                         ----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--5.14% to 5.49%
INSTRUMENTS--3.9%                        Due--June and August 1997
                                         (Cost: $2,445)                                          $2,450     2,445
                                         ----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--100.4%
                                         (Cost: $54,111)                                                   62,573
                                         ----------------------------------------------------------------------------
                                         LIABILITIES, LESS CASH AND OTHER ASSETS--(.4)%                      (270)
                                         ----------------------------------------------------------------------------
                                         NET ASSETS--100%                                                 $62,303
                                         ----------------------------------------------------------------------------

-------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $54,111,000 for federal income tax purposes at May 31, 1997, the gross unrealized appreciation was $9,188,000, the gross unrealized depreciation was $726,000 and the net unrealized appreciation on investments was $8,462,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 1997
(IN THOUSANDS)

-----------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $54,111)                                                 $62,573
-----------------------------------------------------------------------
Cash                                                                237
-----------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                   92
-----------------------------------------------------------------------
  Dividends                                                          97
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 62,999
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------

Payable for:
  Investments purchased                                             533
-----------------------------------------------------------------------
  Management fee                                                     36
-----------------------------------------------------------------------
  Distribution services fee                                          16
-----------------------------------------------------------------------
  Administrative services fee                                        12
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             37
-----------------------------------------------------------------------
  Trustees' fees and other                                           62
-----------------------------------------------------------------------
    Total liabilities                                               696
-----------------------------------------------------------------------
NET ASSETS                                                      $62,303
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------

Paid-in capital                                                 $53,535
-----------------------------------------------------------------------
Undistributed net realized gain on investments                      193
-----------------------------------------------------------------------
Net unrealized appreciation on investments                        8,462
-----------------------------------------------------------------------
Undistributed net investment income                                 113
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $62,303
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 THE PRICING OF SHARES
-----------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($32,591 /
  2,489 shares outstanding)                                      $13.10
-----------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)           $13.90
-----------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($28,100 /
  2,174 shares outstanding)                                      $12.92
-----------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($1,612 / 125
  shares outstanding)                                            $12.91
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MAY 31, 1997
(IN THOUSANDS)

-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------
  Dividends                                                                           $  409
-----------------------------------------------------------------------------------------------
  Interest                                                                                63
-----------------------------------------------------------------------------------------------
    Total investment income                                                              472
-----------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                         178
-----------------------------------------------------------------------------------------------
  Distribution services fee                                                               92
-----------------------------------------------------------------------------------------------
  Administrative services fee                                                             55
-----------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                 147
-----------------------------------------------------------------------------------------------
  Reports to shareholders                                                                 11
-----------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                17
-----------------------------------------------------------------------------------------------
    Total expenses before expense waiver                                                 500
-----------------------------------------------------------------------------------------------
Less expenses waived by investment manager                                                15
-----------------------------------------------------------------------------------------------
    Total expenses after expense waiver                                                  485
-----------------------------------------------------------------------------------------------
        NET INVESTMENT LOSS                                                              (13)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------

  Net realized gain on sales of investments                                              343
-----------------------------------------------------------------------------------------------
  Net realized loss from futures transactions                                            (85)
-----------------------------------------------------------------------------------------------
    Net realized gain                                                                    258
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                 4,237
-----------------------------------------------------------------------------------------------
Net gain on investments                                                                4,495
-----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $4,482
-----------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

-----------------------------------------------------------------------------------------------
                                                             SIX MONTHS
                                                               ENDED                YEAR ENDED
                                                              MAY 31,              NOVEMBER 30,
                                                                1997                   1996
-----------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
  Net investment income (loss)                                $   (13)                     8
-----------------------------------------------------------------------------------------------
  Net realized gain                                               258                  2,488
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                         4,237                  4,101
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations            4,482                  6,597
-----------------------------------------------------------------------------------------------
Net equalization credits                                           46                     61
-----------------------------------------------------------------------------------------------
Distribution from net realized gain                            (2,553)                    --
-----------------------------------------------------------------------------------------------
Net increase from capital share transactions                   21,236                 26,583
-----------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                   23,211                 33,241
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------

Beginning of period                                            39,092                  5,851
-----------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$113 and $80, respectively)                                   $62,303                 39,092
-----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Value+Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through May 31, 1997) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C

NOTES TO FINANCIAL STATEMENTS

                             shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended May 31, 1997.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .72% of the first $250 million of average daily net assets declining to .54% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $178,000 for the six months ended May 31, 1997. Dreman Value Advisors,
                             Inc. (DVA), a wholly owned subsidiary of ZKI, is the sub-adviser for the value portion of the Fund.
                             Zurich Investment Management Limited (ZIML), an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund. DVA and ZIML are paid by ZKI for their services.

                             ZKI has agreed to temporarily waive certain operating expenses of the Fund. Under this arrangement, ZKI waived expenses of $15,000 for the six months ended May 31, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI) (formerly known as Kemper Distributors, Inc.). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                COMMISSIONS      COMMISSIONS ALLOWED BY
                                                              RETAINED BY ZKDI        ZKDI TO FIRMS
                                                              ----------------   -----------------------
                             Six months ended May 31, 1997        $22,000                145,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales

NOTES TO FINANCIAL STATEMENTS

                             charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                         DISTRIBUTION FEES
                                                                      (AFTER EXPENSE WAIVER)       COMMISSIONS AND
                                                                         AND CDSC RECEIVED        DISTRIBUTION FEES
                                                                              BY ZKDI           PAID BY ZKDI TO FIRMS
                                                                      -----------------------   ----------------------
                             Six months ended May 31, 1997                      $90,000                  243,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                               ASF PAID BY         ASF PAID BY ZKDI
                                                                            THE FUND TO ZKDI           TO FIRMS
                                                                         -----------------------   -----------------
                             Six months ended May 31, 1997                      $55,000                  62,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $100,000 for the six months ended May 31, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the six months ended May 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $5,000 to independent trustees.

--------------------------------------------------------------------------------

4 INVESTMENT
  TRANSACTIONS               For the six months ended May 31, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $43,041

                             Proceeds from sales                          21,476

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS          The following table summarizes the activity in
                           capital shares of the Fund (in thousands):

                                                                    SIX MONTHS ENDED                  YEAR ENDED
                                                                      MAY 31, 1997                NOVEMBER 30, 1996
                                                                  --------------------           --------------------
                                                                  SHARES       AMOUNT            SHARES       AMOUNT
                                       ------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                   1,005        $12,206           1,525        $16,513
                                       ------------------------------------------------------------------------------
                                        Class B                     889         10,817           1,264         13,722
                                       ------------------------------------------------------------------------------
                                        Class C                      91          1,102             115          1,244
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                     109          1,289              --             --
                                       ------------------------------------------------------------------------------
                                        Class B                      95          1,107              --             --
                                       ------------------------------------------------------------------------------
                                        Class C                       6             65              --             --
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                    (226)        (2,764)           (230)        (2,482)
                                       ------------------------------------------------------------------------------
                                        Class B                    (160)        (1,941)           (148)        (1,617)
                                       ------------------------------------------------------------------------------
                                        Class C                     (53)          (645)            (78)          (797)
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                      23            289              14            160
                                       ------------------------------------------------------------------------------
                                        Class B                     (23)          (289)            (14)          (160)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS             $21,236                        $26,583
                                       ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to take advantage of anticipated market conditions and, as such, bears the risk that arises from owning these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market value of the futures contract changes. At May 31, 1997, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $99,000 for the following financial futures contracts owned by the Fund.

                                                             CONTRACT               EXPIRATION   GAIN AT
                                          TYPE                AMOUNT     POSITION     MONTH      5/31/97
                             ----------------------------------------------------------------------------
                             S&P 500 Index                  $2,061,000     Long      June '97    $66,000
                             ----------------------------------------------------------------------------
                             S&P 500 Index                     429,000     Long      Sep. '97         --
                             ----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ---------------------------------------
                                                        CLASS A SHARES
                                           ---------------------------------------
                                           SIX MONTHS                   OCTOBER 16
                                             ENDED       YEAR ENDED         TO
                                            MAY 31,     NOVEMBER 30,   NOVEMBER 30,
                                              1997          1996           1995
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $12.95        10.02           9.50
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .02          .05            .02
-----------------------------------------------------------------------------------
  Net realized and unrealized gain              .96         2.88            .50
-----------------------------------------------------------------------------------
Total from investment operations                .98         2.93            .52
-----------------------------------------------------------------------------------
Less distribution from net realized gain        .83           --             --
-----------------------------------------------------------------------------------
Net asset value, end of period               $13.10        12.95          10.02
-----------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  8.27%       29.24           5.47
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED) (A)
Expenses                                       1.56%        1.47           1.35
-----------------------------------------------------------------------------------
Net investment income                           .34%         .43           2.25
-----------------------------------------------------------------------------------

                                           ---------------------------------------
                                                        CLASS B SHARES
                                           ---------------------------------------
                                           SIX MONTHS                   OCTOBER 16
                                             ENDED       YEAR ENDED         TO
                                            MAY 31,     NOVEMBER 30,   NOVEMBER 30,
                                              1997          1996           1995
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $12.83        10.02           9.50
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.03)        (.04)           .02
-----------------------------------------------------------------------------------
  Net realized and unrealized gain              .95         2.85            .50
-----------------------------------------------------------------------------------
Total from investment operations                .92         2.81            .52
-----------------------------------------------------------------------------------
Less distribution from net realized gain        .83           --             --
-----------------------------------------------------------------------------------
Net asset value, end of period               $12.92        12.83          10.02
-----------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  7.85%       28.04           5.47
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED) (A)
Expenses                                       2.39%        2.27           2.10
-----------------------------------------------------------------------------------
Net investment income (loss)                   (.49)%       (.37)          1.50
-----------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ---------------------------------------
                                                        CLASS C SHARES
                                           ---------------------------------------
                                           SIX MONTHS                   OCTOBER 16
                                             ENDED       YEAR ENDED         TO
                                            MAY 31,     NOVEMBER 30,   NOVEMBER 30,
                                              1997          1996           1995
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $12.84        10.01           9.50
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (.02)        (.04)           .01
-----------------------------------------------------------------------------------
  Net realized and unrealized gain              .92         2.87            .50
-----------------------------------------------------------------------------------
Total from investment operations                .90         2.83            .51
-----------------------------------------------------------------------------------
Less distribution from net realized gain        .83           --             --
-----------------------------------------------------------------------------------
Net asset value, end of period               $12.91        12.84          10.01
-----------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  7.68%       28.27           5.37
-----------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED) (A)
Expenses                                       2.35%        2.22           2.07
-----------------------------------------------------------------------------------
Net investment income (loss)                   (.45)%       (.32)          1.53
-----------------------------------------------------------------------------------

 SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------

                                                         SIX MONTHS                                   OCTOBER 16
                                                           ENDED               YEAR ENDED                 TO
                                                          MAY 31,             NOVEMBER 30,           NOVEMBER 30,
                                                            1997                  1996                   1995
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                $62,303                39,092                 5,851
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                           87%                   82                    --
-----------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the six months ended May 31, 1997 and the year ended November 30, 1996 were $.0560 and $.0571, respectively.
-----------------------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges.

(a) ZKI agreed to temporarily waive certain operating expenses of the Fund. Absent this waiver, the ratios of expenses to average net assets would have increased and the ratios of net investment income to average net assets would have decreased by the following amounts: for the period ended May 31, 1997, 0.05% for Class B and 0.01% for Class C; for the period ended November 30, 1996, 0.12% for Class A, 0.17% for Class B and 0.13% for Class C.

NOTES

NOTES

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                       OFFICERS



STEPHEN B. TIMBERS             DANIEL J. BUKOWSKI
President and Trustee          Vice President

DAVID W. BELIN                 WILLIAM M. KNAPP
Trustee                        Vice President

LEWIS A. BURNHAM               CHARLES R. MANZONI, JR.
Trustee                        Vice President

DONALD L. DUNAWAY              JOHN E. NEAL
Trustee                        Vice President

ROBERT B. HOFFMAN              STEVEN H. REYNOLDS
Trustee                        Vice President

DONALD R. JONES                PHILIP J. COLLORA
Trustee                        Vice President
                               and Secretary
DOMINIQUE P. MORAX
Trustee                        JEROME L. DUFFY
                               Treasurer
SHIRLEY D. PETERSON
Trustee                        ELIZABETH C. WERTH
                               Assistant Secretary
WILLIAM P. SOMMERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL
                                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                   222 North LaSalle Street
                                   Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT
                                   ZURICH KEMPER SERVICE COMPANY
                                   P.O. Box 419557
                                   Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT
                                   INVESTORS FIDUCIARY TRUST COMPANY
                                   127 West 10th Street
                                   Kansas City, MO 64105

--------------------------------------------------------------------------------
INVESTMENT MANAGERS
                                   ZURICH KEMPER INVESTMENTS, INC.
                                   Dreman Value Advisors, Inc.

PRINCIPAL UNDERWRITER
                                   ZURICH KEMPER DISTRIBUTORS, INC.
                                   222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

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KVGF - 3 (7/97)   1034770
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